Acquisitions	12 Months Ended
Dec. 31, 2017
Acquisitions
Acquisitions

Note 12 - Acquisitions

On August 30, 2017, Seaboard’s Pork segment acquired hog inventory and hog farms in the Central U.S. from New Fashion Pork, LLP for total cash consideration of $40 million. This acquisition provides additional sows to further increase Seaboard’s capacity to fulfill its hog supply commitment for processing at the STF processing plant located in Sioux City, Iowa, which began operations in September 2017. See Note 4 for further information on STF.

The purchase was recorded at fair value in Seaboard’s Pork segment, and the allocation of the purchase price is below. No material intangible assets were identified.

(Millions of dollars)
Inventories	$6
Property, plant and equipment	34
Total consideration transferred	$40

Operating results have been included in Seaboard’s consolidated financial statements from the date of acquisition. There was no material impact to Seaboard’s sales and net earnings as a result of the purchase. Pro forma results of operations are not presented as the effects are not material to Seaboard’s results of operations. Acquisition costs were less than $1 million.

During the first quarter of 2017, Seaboard’s CT&M segment acquired a pulse and grain elevator in Canada for total cash consideration of $14 million. This business, which complements an existing CT&M business in Canada, is expected to increase the trade volumes of pulses, which include commodities of beans, peas and lentils. The purchase was recorded at fair value with $11 million allocated to property, plant and equipment and $3 million allocated to goodwill. Goodwill represents the assembled workforce, cost savings of buying rather than developing a greenfield operation and the close proximity of this elevator to the producers in the region. The goodwill is deductible for income tax purposes. Operating results have been included in Seaboard’s consolidated financial statements from the date of acquisition. Pro forma results of operations are not presented as the effects are not material to Seaboard’s results of operations. Acquisition costs were less than $1 million.

On September 1, 2016, Seaboard’s Pork segment acquired certain assets of Texas Farm, LLC for total cash consideration of $59 million. Texas Farm, LLC was a hog growing operation with hog inventory, hog farms and a feed mill located in Texas. The additional hog production allows Seaboard to expand and realign its hog production in other states to supply the Guymon, Oklahoma, pork processing plant and the STF processing plant.

The purchase was recorded at fair value in Seaboard’s Pork segment, and the allocation of the purchase price is below. Goodwill is primarily attributable to workforce and the benefits of acquiring an existing operation rather than incurring the costs and time to begin a new hog operation.

(Millions of dollars)
Inventories	$16
Property, plant and equipment	42
Goodwill	3
Accounts payable	(2)
Total consideration transferred	$59

Operating results have been included in Seaboard’s consolidated financial statements from the date of acquisition. Net sales of $4 million and a $2 million net loss were recognized during 2016. Acquisition costs were less than $1 million.

On February 7, 2016, Seaboard’s Pork segment acquired hog inventory, a feed mill, truck washes and certain hog farms in the Central U.S. from Christensen Farms & Feedlots, Inc. and Christensen Farms Midwest, LLC (“Christensen Farms”) for total cash consideration of $148 million. Seaboard had previously agreed to provide a portion of the hogs to be processed at the STF pork processing plant.

The purchase was recorded at fair value in Seaboard’s Pork segment, and the allocation of the purchase price is below. Intangible assets include customer relationships that have a weighted-average useful life of 1.6 years. Goodwill represents the farms’ established processes, workforce and close proximity to the Sioux City, Iowa, processing plant.

(Millions of dollars)
Inventories	$33
Property, plant and equipment	111
Intangible assets	1
Goodwill	3
Total consideration transferred	$148

Operating results have been included in Seaboard’s consolidated financial statements from the date of acquisition. Net sales of $119 million and a $5 million net loss were recognized during 2016. Acquisition costs were less than $1 million.

During the last half of 2016, Seaboard’s Pork segment acquired additional hog inventory and sow farms through three additional acquisitions for total cash consideration of $12 million. The purchases were recorded at fair value, and $1 million and $11 million were allocated to inventories and property, plant and equipment, respectively. No material intangible assets were identified, and acquisition costs were less than $1 million. With these purchases, Seaboard increased its sow herd to meet the majority of its hog supply commitment for single-shift processing at the STF plant.

On October 28, 2016, Seaboard’s CT&M segment increased its ownership percentage from 50% to 98% to obtain control of Belarina Alimentos S.A., a flour production business in Brazil (“Belarina”). No cash or other consideration was transferred to the other shareholder whose ownership was diluted through revision of the shareholders agreement to restructure the affiliate debt and equity of Belarina. Seaboard accounted for the transaction as a business combination achieved in stages and included the financial results of Belarina in its consolidated financial statements since the date of acquisition. See Note 4 for a discussion of the previous equity method of accounting for Belarina. As Belarina is recorded on a three-month lag, there was no impact to Seaboard’s sales and net earnings from Belarina’s operations as a result of the consolidation. Since no consideration was transferred to the other owner, Seaboard substituted the acquisition-date fair value of its 50% pre-existing interest in Belarina and the acquisition-date fair value of its pre-existing affiliate trade and note receivable for the acquisition-date fair value of the consideration transferred to measure goodwill.

The following table summarizes the purchase price allocation resulting from this consolidation:

(Millions of dollars)
Accounts receivable	$7
Inventories	6
Property, plant and equipment	25
Other assets	4
Goodwill	1
Third-party debt	(14)
Other liabilities	(11)
Total business valuation	$18
Fair value of pre-existing interest	$18

The valuation of the noncontrolling interest was immaterial. Goodwill primarily represents the assembled workforce. Seaboard recorded a gain of $4 million in bad debt expense within selling, general and administrative expenses on the consolidated statement of comprehensive income, related to recognizing the fair value of its pre-existing affiliate receivables.

On January 5, 2018, Seaboard’s CT&M segment completed the acquisition of Borisniak Corp., Societe Les Grands Moulins d’Abidjan,  Les Grands Moulins de Dakar, Eurafrique, and Societe Mediterraneenne de Transport, collectively operating as Groupe Mimran (“Mimran”) for a cash purchase price of $375 million, plus an earn-out between zero and $48 million payable between five and eight years following the closing, using the exchange rate in effect at closing. The potential additional payment per the earn-out is based on performance of the business, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) as a metric, for the first five years after closing of the transaction. Mimran operates three flour mills and an associated trading business located in Senegal, Ivory Coast and Monaco. This acquisition is expected to increase Seaboard’s flour and feed milling capacity and annual grain trading volume. Due to the timing of the purchase, the initial accounting is not complete. Seaboard is currently in the process of obtaining an initial valuation related to the acquired assets and liabilities.